SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 18, 2007

Huntington Bancshares Incorporated
(Exact Name of Registrant as Specified in Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

0-2525		31-0724920
(Commission File Number)		(IRS Employer Identification No.)

Huntington Center 41 South High Street Columbus, Ohio		43287
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (614) 480-8300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws.

On and effective April 18, 2007, the Board of Directors of Huntington Bancshares Incorporated (“Huntington”) amended Section 1.01 of Huntington's Bylaws to provide that the 2007 annual meeting of stockholders may be held at such time and on such date during the thirty-one day period beginning May 29, 2007 and ending June 28, 2007 as the Board of Directors shall determine. The Bylaws, as amended and restated, are filed as Exhibit 3(ii).1 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) The following exhibit is filed with this Form 8-K:

Exhibit No.	Description
3(ii).1	Bylaws of Huntington, as amended and restated, as of April 18, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED
Date:	April 18, 2007	By:	/s/ Richard A. Cheap
			Name:	Richard A. Cheap
			Title:	General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
3(ii).1	Bylaws of Huntington, as amended and restated, as of April 18, 2007